                                                                    EXHIBIT 10.3

THE WARRANT AND THE SECURITIES ISSUABLE HEREUNDER HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAW. THE WARRANT AND THE SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER SAID ACT AND ANY APPLICABLE SECURITIES LAWS OR AN EXEMPTION THEREFROM UNDER SAID ACT OR LAWS. THE COMPANY MAY REQUEST, AS A CONDITION TO ANY TRANSFER, AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

THIS WARRANT AND THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS OF THE REGISTRATION RIGHTS PROVISIONS ATTACHED HERETO AS EXHIBIT A.

Warrant No. ________                                         ____________ Shares
                                     FORM OF
                                     WARRANT

                           To Purchase Common Stock of

                                   SCOLR, INC.

         This certifies that, for value received, _______________________ or its registered assigns (the "Holder") is entitled to purchase from SCOLR, Inc., a Delaware corporation (the "Company"), at any time and from time to time after the date hereof until the Expiration Date, the number of shares of Common Stock (as defined below) of the Company as set forth above, in whole or in part, including fractional parts, at a purchase price of One Dollar Fifteen and One-Half Cents ($1.155) per share (the "Purchase Price"). The number of Warrant Shares (as defined below) and the Purchase Price therefor are subject to adjustment as herein after set forth in Section 6. This is one of a series of warrants in substantially the same form that were originally issued on the Issue Date.

         SECTION 1. Certain Definitions. For all purposes of this Warrant, the following terms shall have the meanings indicated:

                  "Additional Shares of Common Stock" means all shares of Common Stock issued by the Company after the date hereof, other than Warrant Shares, whether now authorized or not, other than Excluded Shares.

                  "Commission" means the Securities and Exchange Commission, or any other Federal agency then administering the Securities Act.

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                  "Common Stock" means and includes the Company's authorized common stock, par value $0.001 per share, and also includes any Common Stock of any class of the Company hereafter authorized that shall not be limited to a fixed sum or percentage of par value in respect of the rights of the holder thereof to participate in dividends and in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding-up of the Company, and includes any Common Stock of any class or classes resulting from any successive changes or reclassifications or reclassification thereof.

                  "Convertible Securities" means evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable, with or without payment of additional consideration in cash or property, for Additional Shares of Common Stock, either immediately or upon the occurrence of a specified date or a specified event.

                  "Current Market Price" means the 10-day average closing bid prices of a share of Common Stock as reported on NASDAQ for the period of 10 consecutive Trading Days ending on the date of determination; provided, however, if the Common Stock is not listed or admitted to trading on NASDAQ, as reported on the principal national security exchange or quotation system on which the Common Stock is quoted or listed or admitted to trading; or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the closing bid price of such security on the over-the-counter market on the day in question as reported by Bloomberg LP, or a similar generally accepted reporting service, as the case may be, or if not listed or admitted for trading on any national securities exchange or quoted in the over-the-counter market, the Current Market Price shall be the Fair Value on such date.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "Excluded Shares" means:

                  (a) (i) shares of Common Stock issuable upon the exercise of options and warrants (including this Warrant) and that are outstanding on the Issue Date and (ii) such number of additional shares of Common Stock as may become issuable upon the exercise of such options, warrants and convertible preferred stock by reason of adjustments required pursuant to the anti-dilution provisions applicable to such securities as in effect on the Issue Date;

                  (b) (i) shares of Common Stock issuable upon the exercise of options and warrants granted or issued by the Company to its employees, officers, directors, consultants and advisors, up to a maximum number of such shares issuable at any point in time while this Warrant is exercisable that does not exceed 20% of the then issued and outstanding shares of Common Stock; provided, in each such case, that the exercise price for any such share shall not be less than 85% of the Fair Value of the Common Stock on the date of grant or issuance of the option or warrant (the "Minimum Price"), and (ii) such additional number of shares of Common Stock as may become issuable pursuant to the terms of any such options or warrants by reason of adjustments required pursuant to anti-dilution provisions applicable to such securities in order to reflect any subdivision or combination of Common Stock, by reclassification or otherwise, or any dividend on Common Stock payable in Common Stock and anti-dilution adjustments that do not adjust the exercise price below the Minimum Price;

                  (c) shares of Common Stock issuable upon exercise of warrants issued to equipment lessors, banks or other institutional credit financing sources of the Company in connection with the provision of financing or the rendering of other services to the Company up to a maximum number of shares of Common Stock issuable at any point in time while this Warrant is exercisable that does not exceed 5% of the then issued and outstanding shares of Common Stock; provided, in each such case, that the exercise or purchase price for any such share shall not be less than the Minimum Price, and (ii) such additional number of shares of Common Stock as may become issuable pursuant to the terms of any such warrants by reason of adjustments required pursuant to anti-dilution provisions applicable to such securities in order to reflect any subdivision or combination of Common Stock, by reclassification or otherwise, or any dividend on Common Stock payable in Common Stock and anti-dilution adjustments that do not adjust the exercise price below the Minimum Price.

                  "Expiration Date" means 5:00 p.m. New York City time on the fifth anniversary of the Issue Date.

                  "Fair Value" means, on any date specified herein (i) in the case of cash, the dollar amount thereof, (ii) in the case of a security admitted for trading on any national securities exchange or quoted in the over-the-counter market, the Current Market Price, and (iii) in all other cases as determined in good faith jointly by the Company and the Holder; provided, however, that if such parties are unable to reach agreement within 30 days, the Fair Value shall be determined in good faith by an independent investment banking firm selected jointly by the Company and the Holder or, if that selection cannot be made within ten days, by an independent investment banking firm selected by the American Arbitration Association in accordance with its rules; and provided further that the Company shall pay all of the fees and expenses of any third parties incurred in connection with determining the Fair Value.

                  "Issue Date" means June 25, 2003.

                  "Options" means any rights, options or warrants to subscribe for, purchase or otherwise acquire either Additional Shares of Common Stock or Convertible Securities.

                  "Other Securities" means any stock (other than Common Stock) and other securities of the Company or any other Person (corporate or otherwise) which the holder of this Warrant at any time shall be entitled to receive, or shall have received, upon the exercise of this Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 7 or otherwise.

                  "Outstanding" or "outstanding" means, when used with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all issued shares of Common Stock, except shares then owned or held by or for the account of the Company or any subsidiary of the Company, and shall include all shares issuable in respect of outstanding scrip or any certificates representing fractional interests in shares of Common Stock.

                  "Person" means any individual, sole proprietorship, partnership, joint venture, trust, incorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

                  "Purchase Price" means the purchase price set forth in the initial paragraph hereof, as adjusted from time to time pursuant to the provisions of Section 6 hereof.

                  "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "Trading Day" means a day on which the Nasdaq Stock Market is open for the transaction of business.

                  "Warrant" means this warrant and any warrant issued in exchange, division, substitution, transfer or replacement hereof.

                  "Warrant Shares" means the shares of Common Stock purchased or purchasable by the Holder of this Warrant upon the exercise hereof pursuant to
Section 2 hereof.

         SECTION 2.        Exercise of Warrant.

                  (a) This Warrant may be exercised at any time, in whole or in part, for all or any part of the number of shares of Common Stock purchasable hereunder, prior to the Expiration Date. To exercise this Warrant, in whole or in part, the Holder shall complete the notice of exercise attached hereto (the "Notice of Exercise"), and deliver this Warrant and, except as otherwise provided in this Section 2, cash in an amount equal to the aggregate Purchase Price of the shares of Common Stock being purchased, together with the Notice of Exercise, to the Company at its office referred to in Section 9. Upon receipt thereof, the Company shall, as promptly as practicable and in any event within ten (10) business days thereafter, execute or cause to be executed and deliver or cause to be delivered to the Holder a certificate or certificates representing the aggregate number of full shares of Common Stock specified in the Notice of Exercise, together with cash in lieu of any fraction of a share, as hereinafter provided. The stock certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as the Holder shall request in the Notice of Exercise and shall be registered in the name of the Holder or such other name as shall be designated in the Notice of Exercise, subject to compliance with applicable securities laws. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and the Holder or any other person or entity so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Notice of Exercise, together with the cash, if any, and this Warrant, are received by the Company as described above. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant. All shares of Common Stock issuable upon the exercise of this Warrant pursuant to the terms hereof shall be validly issued, fully paid and nonassessable and without any preemptive rights. The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, execution and delivery of stock certificates pursuant to this Section, unless such tax or charge is imposed by law upon the Holder, in which case such taxes or charges shall be paid by the Holder. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Common Stock issuable upon exercise of this Warrant in any name other than that of the Holder, and in such case the Company shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the satisfaction of the Company that no such tax or other charge is due.

                  (b) In lieu of payment of the Purchase Price in cash, the Holder may make such payment, by way of cashless exercise, as follows:

                  (c) by delivery of shares of Common Stock with an aggregate Current Market Price on the date of exercise equal to the Purchase Price, subject, however, to the provisions of Section 16(b) of the Exchange Act; or

                  (d) through the written election of the Holder to have withheld by the Company from the shares of Common Stock otherwise deliverable upon exercise, Common Stock having an aggregate Current Market Price on the date of exercise equal to the Purchase Price.

         SECTION 3. Fractional Shares. The Company shall not be required to issue a fractional share of Common Stock upon exercise of this Warrant. As to any fraction of a share which the Holder of this Warrant would otherwise be entitled to purchase upon exercise, the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the Fair Value per share of Common Stock on the date of exercise.

         SECTION 4.        Ownership of this Warrant.

                  (a) The Company shall deem and treat the Holder as the holder and owner of this Warrant (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be required to give effect to any notice to the contrary, until presentation of this Warrant for registration of transfer as provided in this Section 4.

                  (b) Subject to Section 5, this Warrant is exchangeable, upon the surrender hereof by the Holder to the Company at its office referred to in Section 9, for new Warrants of like tenor and date representing in the aggregate the right to purchase the number of shares of Common Stock purchasable hereunder, each of such new Warrants to represent the right to purchase such number of shares of Common Stock as shall be designated by the Holder at the time of such surrender. Subject to compliance with applicable securities laws, this Warrant and all rights hereunder are transferable in whole or in part upon the books of the Company by the Holder hereof in person or by a duly authorized attorney, and a new Warrant shall be executed and delivered by the Company of the like tenor and date as this Warrant but registered in the name of the transferee, upon surrender of this Warrant duly endorsed, at said office or agency of the Company. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and, in case of loss, theft or destruction, of an agreement of unsecured indemnity and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and date, in lieu of this Warrant. This Warrant shall be promptly cancelled by the Company upon the surrender hereof in connection with any exchange, transfer or replacement. The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this Section 4.

         SECTION 5. Restrictions. This Warrant and the Warrant Shares may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or pursuant to an exemption therefrom.

         SECTION 6.        Anti-Dilution Provisions; Adjustments.

                  6.1 Adjustment of Number of Shares -- Issuance of Additional Shares of Common Stock. Upon each adjustment of the Purchase Price as a result of the calculations made in Section 6.2, this Warrant shall thereafter evidence the right to receive, at the adjusted Purchase Price, that number of shares of Common Stock (calculated to the nearest one-hundredth of a share) obtained by dividing (i) the product of the aggregate number of shares covered by this Warrant immediately prior to such adjustment and the Purchase Price in effect immediately prior to such adjustment of the Purchase Price by (ii) the Purchase Price in effect immediately after such adjustment of the Purchase Price.

                  6.2 Issuance of Additional Shares of Common Stock. In case the Company at any time or from time to time after the date hereof shall issue or sell Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 6.4 or Section 6.5 but excluding Additional Shares of Common Stock purchasable upon exercise of Rights referred to in Section 6.10), without consideration or for a consideration per share less than the Current Market Price, immediately prior to such issue or sale, then, and in each such case, subject to Section 6.8, the Purchase Price shall be reduced, concurrently with such issue or sale, to a price (calculated to the nearest .001 of a cent), determined by multiplying such Purchase Price by a fraction

                  (a) the numerator of which shall be the sum of (i) the number of shares of Common Stock outstanding immediately prior to such issue or sale and (ii) the number of shares of Common Stock which the gross consideration received by the Company for the total number of such Additional Shares of Common Stock so issued or sold would purchase at the Current Market Price, and

                  (b) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such issue or sale, provided that, for the purposes of this Section 6.2, (x) immediately after any Additional Shares of Common Stock are deemed to have been issued pursuant to
Section 6.4 or Section 6.5, such Additional Shares of Common Stock shall be deemed to be outstanding, and (y) treasury shares shall not be deemed to be outstanding.

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                  6.3      Dividends and Distributions. In case the Company at
any time or from time to time after the date hereof shall declare, order, pay or make a dividend or other distribution on the Common Stock of (i) cash, (ii) any evidences of its indebtedness, any shares of its stock or any other securities or property of any nature whatsoever (including, without limitation, any distribution of other or additional stock or Convertible Securities, Options or other securities or property, by way of dividend or spin-off, reclassification, recapitalization or similar corporate rearrangement) or (iii) any warrants or other rights to subscribe for or purchase any evidences of its indebtedness, any shares of its stock or any other securities or property of any nature whatsoever, then

                  (a) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product obtained by multiplying the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such adjustment by a fraction (1) the numerator of which shall be the Current Market Price at the date of taking such record and
(2) the denominator of which shall be such Current Market Price minus the amount allocable to one share of Common Stock of (x) any such cash so distributable and
(y) the Fair Value of any and all such evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights so distributable, and

                  (b) the Purchase Price shall be adjusted to equal (1) the Purchase Price immediately prior to the adjustment multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (2) the number of shares for which this Warrant is exercisable immediately after such adjustment.

                  A reclassification of the Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Company to the holders of its Common Stock of such shares of such other class of stock within the meaning of this Section 6.3 and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of Section 6.5.

                  6.4 Treatment of Options and Convertible Securities. In case the Company at any time or from time to time after the date hereof shall issue, sell, grant or assume, or shall fix a record date for the determination of holders of any class of securities of the Company entitled to receive, any Options or Convertible Securities (whether or not the rights thereunder are immediately exercisable), then, and in each such case, the maximum number of Additional Shares of Common Stock (as set forth in the instrument relating thereto, without regard to any provisions contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue, sale, grant or assumption or, in case such a record date shall have been fixed, as of the close of business on such record date (or, if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading), provided that such Additional Shares of Common Stock shall not be deemed to have been issued unless (i) the consideration per share (determined pursuant to Section 6.6) of such shares would be less than

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their Fair Value on the date of and immediately prior to such issue, sale, grant or assumption or immediately prior to the close of business on such record date (or, if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading), as the case may be, and (ii) such Additional Shares of Common Stock are not purchasable pursuant to Rights referred to in Section 6.10, and provided, further, that

                  (a) whether or not the Additional Shares of Common Stock underlying such Options or Convertible Securities are deemed to be issued, no further adjustment of the Purchase Price shall be made upon the subsequent issue or sale of Convertible Securities or shares of Common Stock upon the exercise of such Options or the conversion or exchange of such Convertible Securities;

                  (b) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase or decrease in the consideration payable to the Company, or for any decrease or increase in the number of Additional Shares of Common Stock issuable, upon the exercise, conversion or exchange thereof (by change of rate or otherwise), the Purchase Price computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of the record date, or date prior to the commencement of ex-dividend trading, as the case may be, with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options, or the rights of conversion or exchange under such Convertible Securities, which are outstanding at such time;

                  (c) upon the expiration (or purchase by the Company and cancellation or retirement) of any such Options which shall not have been exercised or the expiration of any rights of conversion or exchange under any such Convertible Securities which (or purchase by the Company and cancellation or retirement of any such Convertible Securities the rights of conversion or exchange under which) shall not have been exercised, the Purchase Price computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of the record date, or date prior to the commencement of ex-dividend trading, as the case may be, with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration (or such cancellation or retirement, as the case may be), be recomputed as if:

                           (i) in the case of Options for Common Stock or Convertible Securities, the only Additional Shares of Common Stock issued or sold were the Additional Shares of Common Stock, if any, actually issued or sold upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Company for the issue, sale, grant or assumption of all such Options, whether or not exercised, plus the consideration actually received by the Company upon such exercise, or for the issue or sale of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Company upon such conversion or exchange, and

                           (ii) in the case of Options for Convertible Securities, only the Convertible Securities, if any, actually issued or sold upon the exercise of such

                  Options were issued at the time of the issue or sale, grant or assumption of such Options, and the consideration received by the Company for the Additional Shares of Common Stock deemed to have then been issued was the consideration actually received by the Company for the issue, sale, grant or assumption of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Company (pursuant to Section 6.6) upon the issue or sale of such Convertible Securities with respect to which such Options were actually exercised;

                  (d) no readjustment pursuant to subdivision (b) or (c) above shall have the effect of increasing the Purchase Price by an amount in excess of the amount of the adjustment thereof originally made in respect of the issue, sale, grant or assumption of such Options or Convertible Securities; and

                  (e) in the case of any such Options which expire by their terms not more than 30 days after the date of issue, sale, grant or assumption thereof, no adjustment of the Purchase Price shall be made until the expiration or exercise of all such Options, whereupon such adjustment shall be made in the manner provided in subdivision (c) above.

                  6.5 Treatment of Stock Dividends, Stock Splits, etc. If at any time the Company shall:

                  (a) take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, Additional Shares of Common Stock,

                  (b) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

                  (c) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, by a reverse stock split or otherwise,

                  then (i) the number of shares of Common Stock for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (ii) the Purchase Price shall be adjusted to equal (A) the Purchase Price multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares for which this Warrant is exercisable immediately after such adjustment.

                  6.6 Computation of Consideration. For the purposes of this Section 6,

                  (a) the consideration for the issue or sale of any Additional Shares of Common Stock shall, irrespective of the accounting treatment of such consideration,

                           (i) insofar as it consists of cash, be computed at the amount of cash received by the Company, without deducting any expenses paid or incurred by the Company or any commissions or compensations paid or concessions or discounts allowed to underwriters, dealers or others performing similar services in connection with such issue or sale,

                           (ii)     insofar as it consists of property
                  (including securities) other than cash, be computed at the Fair Value thereof at the time of such issue or sale, and

                           (iii) in the case where Additional Shares of Common Stock are issued or sold together with other stock or securities or other assets of the Company for a consideration which covers both, be the portion of such consideration so received, computed as provided in clauses (i) and (ii) above, allocable to such Additional Shares of Common Stock, such allocation to be determined in the same manner that the Fair Value of property not consisting of cash or securities is to be determined as provided in the definition of "Fair Value" herein;

                  (b) Additional Shares of Common Stock deemed to have been issued pursuant to Section 6.4, relating to Options and Convertible Securities, shall be deemed to have been issued for a consideration per share determined by dividing

                           (i) the total amount, if any, received and receivable by the Company as consideration for the issue, sale, grant or assumption of the Options or Convertible Securities in question, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration to protect against dilution) payable to the Company upon the exercise in full of such Options or the conversion or exchange of such Convertible Securities or, in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, in each case computing such consideration as provided in the foregoing subdivision (a), by

                           (ii) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number to protect against dilution) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities; and

                  (c) Additional Shares of Common Stock deemed to have been issued pursuant to Section 6.5, relating to stock dividends, stock splits, etc., shall be deemed to have been issued for no consideration.

                  6.7 Dilution in Case of Other Securities. In case any Other Securities shall be issued or sold or shall become subject to issue or sale upon the conversion or exchange of any stock (or Other Securities) of the Company or to subscription, purchase or other acquisition pursuant to any Options issued or granted by the Company (or any such other issuer or Person) for a consideration such as to dilute, on a basis consistent with the standards established in the other provisions of this Section 6, the purchase rights granted by this Warrant, then, and in each such case, the computations, adjustments and readjustments provided for in this Section 6 with respect to the Purchase Price and the number of shares purchasable upon Warrant exercise shall be made as nearly as possible in the manner so provided and applied to determine the amount of Other Securities from time to time receivable upon the exercise of the Warrants, so as to protect the holders of the Warrants against the effect of such dilution.

                  6.8 De Minimis Adjustments. If the amount of any adjustment of the Purchase Price per share required pursuant to this Section 6 would be less than $.01, such amount shall be carried forward and the adjustment with respect thereto made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate a change in the Purchase Price of at least $.01 per share. All calculations under this Warrant shall be made to the nearest .001 of a cent or to the nearest one-hundredth of a share, as the case may be.

                  6.9 Abandoned Dividend or Distribution. If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution (which results in an adjustment to the Purchase Price under the terms of this Warrant) and shall, thereafter, and before such dividend or distribution is paid or delivered to shareholders entitled thereto, legally abandon its plan to pay or deliver such dividend or distribution, then any adjustment made to the Purchase Price and number of shares of Common Stock purchasable upon Warrant exercise by reason of the taking of such record shall be reversed, and any subsequent adjustments, based thereon, shall be recomputed.

                  6.10 Shareholder Rights Plan. Notwithstanding the foregoing, in the event that the Company shall distribute "poison pill" rights pursuant to a "poison pill" shareholder rights plan (the "Rights"), the Company shall, in lieu of making any adjustment pursuant to Section 6.2 or Section 6.3 hereof, make proper provision so that each Holder who exercises a Warrant after the record date for such distribution and prior to the expiration or redemption of the Rights shall be entitled to receive upon such exercise, in addition to the shares of Common Stock issuable upon such exercise, a number of Rights to be determined as follows: (i) if such exercise occurs on or prior to the date for the distribution to the holders of Rights of separate certificates evidencing such Rights (the "Distribution Date"), the same number of Rights to which a holder of a number of shares of Common Stock equal to the number of shares of Common Stock issuable upon such exercise at the time of such exercise would be entitled in accordance with the terms and provisions of and applicable to the Rights; and (ii) if such exercise occurs after the Distribution Date, the same number of Rights to which a holder of the number of shares into which the Warrant so exercised was exercisable immediately prior to the Distribution Date would have been entitled on the Distribution Date in accordance with the terms and provisions of and applicable to the Rights, and in each case subject to the terms and conditions of the Rights.

                  6.11 Other Action Affecting Common Stock. In case at any time or from time to time the Company shall take any action in respect of its Common Stock, other than any action described in this Section 6 for which a specific adjustment is provided, then, unless such action will not have a materially adverse effect upon the rights of the Holder, the number of shares of

Common Stock or other stock for which this Warrant is exercisable and/or the purchase price thereof shall be adjusted in such manner as may be equitable in the circumstances.

                  6.12 Adjustment of Purchase Price Only. The Purchase Price, but not the number of Warrant Shares, shall be subject to adjustment as provided in Paragraph 1.3 of the Registration Rights set forth in Exhibit A hereto.

         SECTION 7.        Consolidation, Merger, Etc.

                  7.1 Adjustments for Consolidation, Merger, Sale of Assets, Reorganization, etc. In case the Company after the date hereof shall (a) consolidate with or merge into any other Person and shall not be the continuing or surviving corporation of such consolidation or merger, or (b) permit any other Person to consolidate with or merge into the Company and the Company shall be the continuing or surviving Person but, in connection with such consolidation or merger, the Common Stock or Other Securities shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, or (c) transfer all or substantially all of its properties or assets to any other Person in one or more related transactions, or (d) effect a capital reorganization or reclassification of the Common Stock or Other Securities (other than a capital reorganization or reclassification resulting in the issue of Additional Shares of Common Stock for which adjustment in the Purchase Price is provided in Section 6.2 or Section 6.3), then, and in the case of each such transaction, proper provision shall be made so that, upon the basis and the terms and in the manner provided in this Warrant, the Holder of this Warrant, upon the exercise hereof at any time after the consummation of such transaction, shall be entitled to receive (at the aggregate Purchase Price in effect at the time of such consummation for all Common Stock or Other Securities issuable upon such exercise immediately prior to such consummation), in lieu of the Common Stock or Other Securities issuable upon such exercise prior to such consummation, the amount of securities, cash or other property to which such Holder would actually have been entitled as a shareholder upon such consummation if such Holder had exercised this Warrant immediately prior thereto, subject to adjustments (subsequent to such consummation) as nearly equivalent as possible to the adjustments provided for in Section 6.

                  7.2 Assumption of Obligations. Notwithstanding anything contained in this Warrant, the Company shall not effect any of the transactions described in clauses (a) through (d) of Section 7.1 unless, prior to the consummation thereof, each Person (other than the Company) which may be required to deliver any stock, securities, cash or property upon the exercise of this Warrant as provided herein shall assume, by written instrument delivered to, and reasonably satisfactory to, the Holder of this Warrant, (a) the obligations of the Company under this Warrant (and if the Company shall survive the consummation of such transaction, such assumption shall be in addition to, and shall not release the Company from, any continuing obligations of the Company under this Warrant, including Exhibit A hereto), (b) the obligation to deliver to the Holder such shares of stock, securities, cash or property as, in accordance with the foregoing provisions of this Section 7, the Holder may be entitled to receive.

         SECTION 8. Covenants of the Company. The Company covenants and agrees that it shall reserve and set apart and have at all times, free from preemptive rights, the number of authorized but unissued shares of Common Stock deliverable upon the exercise in full of this

Warrant, and it shall have at all times any other rights or privileges provided for therein sufficient to enable it at any time to fulfill all of its obligations hereunder. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to permit the exercise in full of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose, including, without limitation, taking appropriate board action, recommending such an increase to the holders of Common Stock, holding shareholders meetings, soliciting votes and proxies in favor of such increase to obtain the requisite shareholder approval and upon such approval, the Company shall reserve and keep available such additional shares solely for the purpose of permitting the exercise of this Warrant. The Company covenants and agrees that all shares of Common Stock which shall be so issuable will, upon issuance, be duly and validly authorized and issued, fully paid and nonassessable, free and clear of any liens, claims and restrictions (other than as provided herein).

         SECTION 9.        Notification by the Company.

                  9.1 Notice of Adjustments. Whenever the number of shares of Common Stock or the class or type of stock or other property for which this Warrant is exercisable, or whenever the price at which a share of such Common Stock may be purchased upon exercise of this Warrant, shall be adjusted pursuant to Section 6, the Company shall forthwith prepare a certificate to be executed by the chief financial officer of the Company setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated (including a description of the basis on which the Board of Directors of the Company determined the Fair Value of any evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights referred to in Section 6.2 or Section 6.7(a)), specifying the number of shares of Common Stock for which this Warrant is exercisable and describing the number and kind of any other shares of stock or other property for which this Warrant is exercisable, if any, and any change in the purchase price or prices thereof, after giving effect to such adjustment or change. The Company shall promptly cause a signed copy of such certificate to be delivered to the Holder in accordance with Section 10 The Company shall keep at its office or agency designated pursuant to Section 10 copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by the Holder or any prospective purchaser of a Warrant designated by the Holder.

                  9.2 Notice of Certain Corporate Action. The Holder shall be entitled to the same rights to receive notice of corporate action as any holder of Common Stock.

         SECTION 10. Notices. Any notice or other document required or permitted to be given or delivered to the Holder shall be hand delivered or delivered by nationally recognized overnight courier at, or sent by certified or registered mail postage prepaid and return receipt requested to the Holder at the last address shown on the books of the Company. Any notice or other document required or permitted to be given or delivered to the Company shall be delivered at, or sent by certified or registered mail to, the principal office of the Company, at 8340 154th Avenue N.E., Redmond, Washington 98052, Attn: Chief Executive Officer, or such other address as shall have been furnished to the Holder by the Company. All such communications shall be deemed to have been given or made when so delivered by hand, or one business day after being sent by overnight delivery or five business days after being so mailed.

         SECTION 11. No Rights as Shareholders; Limitation of Liability. This Warrant shall not entitle the Holder to any of the rights of a shareholder of the Company except as expressly set forth herein. No provision hereof, in the absence of affirmative action by the Holder to exercise this Warrant or purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability upon the Holder for the Purchase Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

         SECTION 12. Law Governing. This Warrant shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without giving effect to the conflict of law provisions thereof.

         SECTION 13. Miscellaneous. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party (or any predecessor in interest thereof) against which enforcement of the same is sought. The headings in this Warrant are for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof.

         SECTION 14. Registration Rights. This Warrant is subject to the Registration Rights provisions contained in Exhibit A hereto. By accepting this Warrant or receiving any benefits hereunder, the Holder, and each successor Holder, hereby agrees to the provisions set forth in Exhibit A hereto.

                  [Remainder of page left intentionally blank.]

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and attested by its duly authorized officer as of the 25th day of June, 2003.

                                            SCOLR INC.

                                            By:_________________________________
                                               Name:  Steven H. Moger
                                               Title: Chief Financial Officer

NOTICE OF EXERCISE

         The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant for, and to purchase thereunder, _________________ of the Company's Warrant Shares provided for therein and requests that certificates for such Warrant Shares be issued in the name of*:

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(please print name, address, and social security number or employer identification number)

and, if said number of Warrant Shares shall not be all the shares of Common Stock purchasable thereunder, that a new Warrant certificate for the balance remaining of the shares of Common Stock purchasable under the within Warrant be registered in the name of the undersigned Warrantholder or his assignee as below indicated and delivered to the address stated below.

         In order to induce the Company to give instructions to its transfer agent to issue the shares of Common Stock being purchased upon exercise of the Warrant, the undersigned hereby represents and warrants that undersigned is an "accredited investor" as that term is defined in Regulation D under the Securities Act of 1933, as amended.

Dated:   ________________, 20___

Name of Warrant holder or Assignee:

____________________________________
(please print)

Address:
____________________________________
____________________________________
____________________________________

Signature:__________________________________

Signature Guaranteed:  NOTE: THE ABOVE SIGNATURE MUST CORRESPOND WITH THE NAME
                       AS WRITTEN UPON THE FACE OF THE WITHIN WARRANT IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER, UNLESS THE WITHIN WARRANT HAS BEEN ASSIGNED.

--------------------

* If other than the Holder specified on the within Warrant delivered with this Notice of Exercise, the transfer is subject to compliance with applicable securities laws and the payment by the Holder of any applicable transfer or similar taxes.

                       IF WARRANT SHARES ARE TO BE ISSUED IN ANY NAME OTHER THAN THAT OF THE REGISTERED HOLDER OF THE WITHIN WARRANT, THE REGISTERED HOLDER'S SIGNATURE SHALL BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR BY A MEMBER FIRM OF THE NEW YORK STOCK EXCHANGE.

                  [Remainder of page left intentionally blank.]

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

_______________________________________________________________________

_______________________________________________________________________

_______________________________________________________________________
(name and address of assignee must be printed or typewritten)

the within Warrant, hereby irrevocably constituting and appointing attorney to transfer said Warrant on the books of the Company with full power of substitution in the premises.

Dated: _________________________

Name of Warrantholder or Assignee:

___________________________
(please print)

Address:

___________________________

___________________________

___________________________

Signature: _______________________________
            SIGNATURE OF REGISTERED HOLDER

Signature Guaranteed:  NOTE: THE SIGNATURE ON THIS ASSIGNMENT MUST CORRESPOND
                       WITH THE NAME AS IT APPEARS UPON THE FACE OF THE WITHIN WARRANT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. SUCH SIGNATURE SHALL BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR BY A MEMBER FIRM OF THE NEW YORK STOCK EXCHANGE.

                                                            EXHIBIT A TO WARRANT

                               REGISTRATION RIGHTS

                  The following provisions are a part of the Warrant (the "Warrant") to purchase shares of Common Stock of SCOLR, Inc. that was initially issued to _____________________ in June 2003, and any warrant, in substantially the same form as the Warrant, that is issued to any Person who or which becomes a Holder as permitted by the Warrant. References to the "Warrant" include each such subsequently issued Warrant. As used below, the "Issuer" means SCOLR, Inc. All capitalized terms below shall have the same meanings as in the Warrant, unless otherwise defined. Paragraph references below are to the paragraphs of this Exhibit A.

                              REGISTRATION RIGHTS.

(a) As soon as possible after the Final Closing Date (as defined in the Issuer's Confidential Private Placement Memorandum dated June 13, 2003 in connection with which the Warrant was issued (the "Memorandum")), but in no event later than sixty (60) days after the Final Closing Date, the Issuer shall, at its sole cost and expense, file a registration statement on the appropriate form under the Securities Act with the Commission covering the resale of all of the Warrant Shares (collectively, the "Registrable Securities"), time being of the essence. The Issuer will use its best efforts to have such registration statement declared effective as soon as possible thereafter, and shall keep such registration statement current and effective for at least three (3) years from the Final Closing Date (as defined in the Memorandum), subject to extension for the number of days by which the filing or effectiveness of the registration statement is delayed beyond the 60 and 150-day periods contemplated in this subsection (a), or until such earlier date as all of the Registrable Securities registered pursuant to such registration statement shall have been sold or otherwise transferred. If the registration statement is not filed within such sixty (60) days, the Purchase Price shall be reduced (and concomitantly, the number of Warrant Shares shall increase) by the percentage resulting from multiplying three percent (3%) by the number of thirty (30) day periods, or any part thereof, beyond such sixty (60) day period until the registration statement covering the Registrable Securities is filed with the Commission. Notwithstanding anything to the contrary contained herein, and in addition to the adjustments set forth in the preceding sentence, if the registration statement shall not be declared effective within 150 days after the Final Closing Date, then the Purchase Price shall be reduced (and concomitantly the number of shares of Common Stock issuable upon the exercise of the Warrant shall increase) by the percentage resulting from multiplying two percent (2%) by the number of thirty (30) day periods, or any part thereof, beyond the 150-day period until the registration statement described herein covering the Registrable Securities is declared effective. Notwithstanding the foregoing, the Purchase Price shall not be reduced pursuant to this subsection (a) by more than thirty-six percent (36%) in the aggregate.

                           (b)      In the event the Issuer effects any
registration under the Securities Act of any Registrable Securities pursuant to subsection (a) above or subsection (g) below, the Issuer shall indemnify, to the extent permitted by law, and hold harmless any Holder whose Registrable Securities are included in such registration statement (each, a "Seller"), any underwriter, any officer, director, employee or agent of any Seller or underwriter, and each other person, if any, who controls any Seller or underwriter within the meaning of
Section 15 of the Securities Act, against any losses, claims, damages or liabilities, judgment, fines, penalties, costs and expenses, joint or several, or actions in respect thereof (collectively, the "Claims"), to which each such indemnified party becomes subject, under the Securities Act or otherwise, insofar as such Claims arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or prospectus or any amendment or supplement thereto or any document filed under a state securities or blue sky law (collectively, the "Registration Documents") or insofar as such Claims arise out of or are based upon the omission or alleged omission to state in any Registration Document a material fact required to be stated therein or necessary to make the statements made therein not misleading, and will reimburse any such indemnified party for any legal or other expenses reasonably incurred by such indemnified party in investigating or defending any such Claim; provided, however, that the Issuer shall not be liable in any such case to the extent such Claim is based upon an untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact made in any Registration Document in reliance upon and in conformity with written information furnished to the Issuer by or on behalf of any indemnified party specifically for use in the preparation of such Registration Document.

                           (c)      In connection with any registration
statement in which any Seller is participating, each Seller, severally and not jointly, shall indemnify, to the extent permitted by law, and hold harmless the Issuer, each of its directors, each of its officers who have signed the registration statement, each other person, if any, who controls the Issuer within the meaning of Section 15 of the Securities Act, each other Seller and each underwriter, any officer, director, employee or agent of any such other Seller or underwriter and each other person, if any, who controls such other Seller or underwriter within the meaning of Section 15 of the Securities Act against any Claims to which each such indemnified party may become subject under the Securities Act or otherwise, insofar as such Claims (or actions in respect thereof) are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Document, or insofar as any Claims are based upon the omission or alleged omission to state in any Registration Document a material fact required to be stated therein or necessary to make the statements made therein not misleading, and will reimburse any such indemnified party for any legal or other expenses reasonably incurred by such indemnified party in investigating or defending any such claim; provided, however, that such indemnification or reimbursement shall be payable only if, and to the extent that, any such Claim arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Registration Document in reliance upon and in conformity with written information furnished to the Issuer by the Seller specifically for use in the preparation thereof.

                           (d)      Any person entitled to indemnification under
subsection (b) or subsection (c) above shall notify promptly the indemnifying party in writing of the commencement of any Claim if a claim for indemnification in respect thereof is to be made against an indemnifying party under this subsection (d), but the omission of such notice shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under subsection (b) or subsection (c) above, except to the extent that such failure shall materially adversely affect any indemnifying party or its rights hereunder. In case any action is brought against the indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it chooses, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party; and, after notice from the indemnifying party to the indemnified party that it so chooses, the indemnifying party shall not be liable for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that
(i) if the indemnifying party fails to take reasonable steps necessary to defend diligently the Claim within twenty (20) days after receiving notice from the indemnified party that the indemnified party believes it has failed to do so;
(ii) if the indemnified party who is a defendant in any action or proceeding which is also brought against the indemnifying party reasonably shall have concluded that there are legal defenses available to the indemnified party which are not available to the indemnifying party; or (iii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, the indemnified party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all indemnified parties in each jurisdiction, except to the extent any indemnified party or parties reasonably shall have concluded that there are legal defenses available to such party or parties which are not available to the other indemnified parties or to the extent representation of all indemnified parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct) and the indemnifying party shall be liable for any reasonable expenses therefor; provided, however, that no indemnifying party shall be subject to any liability for any settlement of a Claim made without its consent (which may not be unreasonably withheld, delayed or conditioned). If the indemnifying party assumes the defense of any Claim hereunder, such indemnifying party shall not enter into any settlement without the consent of the indemnified party if such settlement attributes liability to the indemnified party (which consent may not be unreasonably withheld, delayed or conditioned).

                           (e)      If for any reason the indemnity provided in
subsection (b) or subsection (c) above is unavailable, or is insufficient to hold harmless, an indemnified party, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of any Claim in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other from the transactions contemplated by this Note. If, however, the allocation provided in the immediately preceding sentence is not permitted by applicable law, or if the indemnified party failed to give the notice required by subsection (d) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable in respect of any Claim shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim. Notwithstanding the foregoing, no underwriter or controlling person thereof, if any, shall be required to contribute, in respect of such underwriter's participation as an underwriter in the offering, any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligation of any underwriters to contribute pursuant to this subsection (e) shall be several in proportion to their respective underwriting commitments and not joint.

                           (f)      The provisions of subsections (b) through
(e) hereof shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party and shall survive the transfer of the Registrable Securities by any such party.

                           (g)      If the registration requirements of
subsection (a) above have not been fulfilled, and the registration statement as filed pursuant to subsection (a) above is not then effective, then the Holder shall have certain "piggy-back" registration rights as set forth in this subsection (g).

                                    A.      If at any time after the Initial
Closing Date (as defined in the Memorandum), the Issuer shall file with the Commission a registration statement under the Securities Act registering any shares of Common Stock owned by any person or entity, the Issuer shall give written notice to the Holder thereof prior to such filing.

                                    B.      Within fifteen (15) days after such
notice from the Issuer, the Holder shall give written notice to the Issuer whether or not the Holder desires to have all of the Holder's Registrable Securities included in the registration statement. If the Holder fails to give such notice within such period, the Holder shall not have the right to have such Holder's Registrable Securities registered pursuant to such registration statement. If the Holder gives such notice, then the Issuer shall include such Holder's Registrable Securities in the registration statement, at the Issuer's sole cost and expense, subject to the remaining terms of this subsection (g).

                                    C.      If the registration statement
relates to an underwritten offering, and the underwriter shall determine in writing that the total number of shares of Common Stock to be included in the offering, including the Registrable Securities, shall exceed the amount which the underwriter deems to be appropriate for the offering, the number of shares of the Registrable Securities shall be reduced in the same proportion as the remainder of the shares in the offering and the Holder's Registrable Securities included in such registration statement will be reduced proportionately. For this purpose, if other securities in the registration statement are derivative securities, their underlying shares shall be included in the computation. The Holder shall enter into such agreements as may be reasonably required by the underwriters and the Holder shall pay to the underwriters commissions relating to the sale of its Registrable Securities.

                                    D.      The Holder shall have two (2)
opportunities to have the Registrable Securities registered under this subsection (g).

                                    E.      The Holder shall furnish in writing
to the Issuer such information as the Issuer shall reasonably require in connection with a registration statement.

                                    F.      The Issuer shall keep the
registration statement filed pursuant to this subsection (g) current and effective for at least three (3) years from the Final Closing Date, subject to extension for the number of days by which the filing or effectiveness of the registration statement is delayed beyond the 60 and 150-day periods contemplated in subsection (a) of this Exhibit A, or until such earlier date as all of the Registrable Securities registered pursuant to such registration statement shall have been sold or otherwise transferred.

                           (h)      If and whenever the Issuer is required by
the provisions of this Exhibit A to use its best efforts to register any Registrable Securities under the Securities Act, the Issuer shall, as expeditiously as possible under the circumstances:

                                    A.      Prepare and file with the Commission
a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective as soon as possible and remain effective.

                                    B.      Prepare and file with the Commission
such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement current and to comply with the provisions of the Securities Act, and any regulations promulgated thereunder, with respect to the sale or disposition of all Registrable Securities covered by the registration statement required to effect the distribution of the securities, but in no event shall the Issuer be required to do so for a period of more than three (3) years following the effective date of the registration statement.

                                    C.      Furnish to the Sellers participating
in the offering, copies (in reasonable quantities) of summary, preliminary, final, amended or supplemented prospectuses, in conformity with the requirements of the Securities Act and any regulations promulgated thereunder, and other documents as reasonably may be required in order to facilitate the disposition of the securities, but only while the Issuer is required under the provisions hereof to keep the registration statement current.

                                    D.      Use its best efforts to register or
qualify the Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions of the United States as the Sellers participating in the offering shall reasonably request, and do any and all other acts and things which may be reasonably necessary to enable each participating Seller to consummate the disposition of the Registrable Securities in such jurisdictions.

                                    E.      Notify each Seller selling
Registrable Securities, at any time when a prospectus relating to any such Registrable Securities covered by such registration statement is required to be delivered under the Securities Act, of the Issuer's becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and promptly prepare and furnish to each such Seller selling Registrable Securities a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                                    F.      As soon as practicable after the
effective date of the registration statement, and in any event within eighteen
(18) months thereafter, make generally available to Sellers participating in the offering an earnings statement (which need not be audited) covering a period of at least twelve (12) consecutive months beginning after the effective date of the registration statement which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, including, at the Issuer's option, Rule 158 thereunder. To the extent that the Issuer files such information with the Commission in satisfaction of the foregoing, the Issuer need not deliver the above referenced earnings statement to Seller.

                                    G.      Upon request, deliver promptly to
counsel of each Seller participating in the offering copies of all correspondence between the Commission and the Issuer, its counsel or auditors and all memoranda relating to discussions with the Commission or its staff with respect to the registration statement and permit each such Seller to do such investigation at such Seller's sole cost and expense, upon reasonable advance notice, with respect to information contained in or omitted from the registration statement as it deems reasonably necessary. Each Seller agrees that it will use its best efforts not to interfere unreasonably with the Issuer's business when conducting any such investigation and each Seller shall keep any such information received pursuant to this subsection (h)G confidential.

                                    H.      Provide a transfer agent and
registrar located in the United States for all such Registrable Securities covered by such registration statement not later than the effective date of such registration statement.

                                    I.      If required, list the Registrable
Securities covered by such registration statement on such exchanges, NASDAQ, and/or the OTC Bulletin Board on which the Common Stock is then currently listed.

                                    J.      Pay all Registration Expenses (as
hereinafter defined) incurred in connection with a registration of Registrable Securities, whether or not such registration statement shall become effective. All expenses incurred by the Issuer in complying with this Exhibit A, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Issuer and all other Persons retained by the Issuer in connection with such Registration Statement, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, transfer taxes and fees of transfer agents and registrars, fees and disbursements (in total not exceeding $10,000) of one counsel, other than the Issuer's counsel,

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

representing the Holders of all of the Registrable Shares and selected by such Holders, and fees and disbursements of underwriters customarily paid by the issuers or sellers of securities, but excluding any Selling Expenses, are called "Registration Expenses". All underwriting discounts and selling commissions applicable to the sale of Registrable Shares are called "Selling Expenses". The Issuer will pay all Registration Expenses in connection with the Registration Statement. All Selling Expenses in connection with the Registration Statement shall be borne by the participating sellers in proportion to the number of shares sold by each, or by such participating sellers other than the Issuer (except to the extent the Issuer shall be a seller) as they may agree.

                           (i)      The Issuer acknowledges that there is no
adequate remedy at law for failure by it to comply with the provisions of this Exhibit A and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in this Exhibit A may be specifically enforced. In the event that the Issuer shall fail to file such registration statement when required pursuant to subsection (a) above or to keep any registration statement effective as provided in this Exhibit A or otherwise fails to comply with its obligations and agreements in this Exhibit A, then, in addition to any other rights or remedies the Holder may have at law or in equity, including without limitation, the right of rescission, the Issuer shall indemnify and hold harmless the Holder from and against any and all manner or loss which they may incur as a result of such failure. In addition, the Issuer shall also reimburse the Holder for any and all reasonable legal fees and expenses incurred by the Holder in enforcing the Holder's rights pursuant to this Exhibit A, regardless of whether any litigation was commenced.

                                       A-7